Prospectus supplement dated January 27, 2014
to the following prospectus(es):
Nationwide DestinationSM Navigator New York prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
For contracts issued in the state of New York that have elected the 7% Nationwide Lifetime Income Rider or 5% Nationwide Lifetime Income Rider, the Age Based Lump Sum Settlement Option and Underwritten Lump Sum Settlement Option are not available.